SUPPLEMENT DATED MARCH 29, 2022
To the following variable annuity prospectuses dated April 30, 2021:
ALLIANZ REWARDSSM

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The table below replaces the existing table in the Fee Tables Section in the prospectus. The table in the prospectus contained an error.

May 2006 Contract with PRIME Plus Benefit and…	Additional M&E Charge(9) (as a percentage of each Investment Options’ net asset value)		Total Separate Account Annual Expenses(8) (as a percentage of each Investment Options’ net asset value)
	Maximum(10)	Current	Maximum(10)	Current
Traditional GMDB	1.15%	0.70%	2.85%	2.40%
Third Enhanced GMDB	1.35%	0.90%	3.05%	2.60%

The table below replaces the existing table in Section 7 Expenses – Separate Account Annual Expenses in the prospectus. The table in the prospectus contained an error.

May 2006 Contract with PRIME Plus Benefit and…	Additional M&E Charge (as a percentage of each Investment Options’ net asset value)		Total Separate Account Annual Expenses(1) (as a percentage of each Investment Options’ net asset value)
	Maximum	Current(2)	Maximum	Current(2)
Traditional GMDB	1.15%	0.70%	2.85%	2.40%
Third Enhanced GMDB	1.35%	0.90%	3.05%	2.60%

PRO-010-0421
(REW-013PP)